Fees Summary	Jan. 09, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	5,025.85
Total Transaction Valuation	36,392,847.75
Total Offset Amount	0.00
Net Fee	$ 5,025.85